SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 8, 2011
Date of Report (Date of earliest event reported)

UNITED SECURITY BANCSHARES
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
Commission	(IRS Employer
File Number)	Identification No.)

2126 Inyo Street, Fresno, CA	93721
(Address of Principal Executive Office)	(Zip Code)

559-248-5087
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 3, 2011, United Security Bancshares issued a press release reporting its financial results for the quarter and year-to-date periods ended December 31, 2010. The Company subsequently revised its financial results to reflect additional pre-tax provisions for loan losses of $2.6 million and a net-after-tax increase in net loss from $2.9 million previously reported in it’s press release on March 3, 2011 to a net loss of $4.4 million reported for the year ended December 31, 2010.  A copy of the revised press release is attached, and incorporated herein by reference as Exhibit 99.1

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

EXHIBIT #
99.1   Press release of United Security Bancshares dated April 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

Date: April 8, 2011	By:	/s/ Richard Shupe
Senior Vice President &
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION

99.1	Press release of United Security Bancshares dated April 8, 2011